                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 9, 2000 included in RailWorks Corporation's Form 10-K for the year December 31, 1999 and to all references to our Firm included in this registration statement.


/s/Arthur Andersen
Stamford, Connecticut
October 30, 2000